Exhibit 99.1
For immediate release
January 18, 2006
MEDIA CONTACT
Patty Sullivan, 214.932.6850
patty.sullivan@texascapitalbank.com
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES FOURTH QUARTER OPERATING RESULTS
DALLAS (January 18, 2006) — Texas Capital Bancshares (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the fourth quarter and full year of 2005.
On a comparative basis:
•	Net income increased 29% for the quarter (39% full year)

•	EPS increased 26% for the quarter (36% full year)

•	Loans held for investment grew 33%

•	Total loans grew 30%

•	Demand deposits grew 29%

•	Total deposits grew 39%
“We are pleased to report another strong quarter and year in terms of growth in loans, deposits and earnings,” said Jody Grant, Chairman and CEO. “All of this was accomplished with investment in our future at a record pace and substantially in excess of our original plan. Our confidence in sustaining these achievements is high as we enter 2006.”
FINANCIAL SUMMARY
 (dollars and shares in thousands)

	Q4 2005	Q4 2004	% Change
QUARTERLY OPERATING RESULTS
Net Income	$7,745	$6,027	29%
Diluted EPS	$.29	$.23	26%
ROA	1.04%	.94%
ROE	14.53%	12.50%
Diluted Shares	26,737	26,457	1%

	2005	2004	% Change
ANNUAL OPERATING RESULTS
Net Income	$27,192	$19,560	39%
Diluted EPS	$1.02	$.75	36%
ROA	.97%	.82%
ROE	13.29%	10.74%
Diluted Shares	26,645	26,235	2%

	2005	2004	% Change
BALANCE SHEET
Loans Held for Investment	$2,075,961	$1,564,578	33%
Total Loans	2,187,139	1,684,115	30%
Total Assets	3,042,235	2,611,163	17%
Demand Deposits	512,294	397,629	29%
Total Deposits	2,495,179	1,789,887	39%
Stockholders’ Equity	215,523	195,275	10%

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income of $7.7 million for the fourth quarter of 2005 compared to $6.0 million for the fourth quarter of 2004. Net income for the year ended 2005 was $27.2 million compared to $19.6 million for the year ended 2004. On a fully diluted basis, earnings per share were $.29 and $1.02, for the three- and twelve-month periods ended December 31, 2005, respectively. For 2004 the EPS comparisons for the three- and twelve-month periods were $.23 and $.75, respectively.
Return on average equity was 14.53 percent and return on average assets was 1.04 percent for the fourth quarter of 2005 compared to 12.50 percent and .94 percent, respectively, for the fourth quarter of 2004. Return on average equity was 13.29 percent and return on average assets was .97 percent for 2005 compared to 10.74 percent and .82 percent, respectively, for 2004. The increase in net income and improvement in return on assets and return on equity in 2005 as compared to 2004 results are attributed to growth in net interest income which came from continued earning asset growth, as well as an improvement in net interest margin.
Net interest income was $28.5 million for the fourth quarter of 2005, compared to $21.5 million for the fourth quarter of 2004. The increase was due to an increase in average earning assets of $346.5 million over levels reported in the fourth quarter of 2004 and a 55 basis point improvement in the net interest margin. The increase in average earning assets included a $489.5 million increase in average loans held for investment, an increase of $5.4 million in loans held for sale, offset by a decrease of $163.9 million in average securities. The net interest margin in the fourth quarter of 2005 was 4.13 percent, a 55 basis point increase from the fourth quarter of 2004 and a 16 basis point increase from the third quarter of 2005. The improvement in the net interest margin for the fourth quarter of 2005 as compared to the fourth quarter of 2004 resulted primarily from a 171 basis point increase in the yield on earning assets offset by a 146 basis point increase in the cost of interest-bearing liabilities.
Average interest bearing liabilities increased $246.4 million from the fourth quarter of 2004, which included a $532.5 million increase in interest bearing deposits, offset by a $310.2 million decrease in other borrowings. For the same periods, the average balance of demand deposits increased 36.6 percent to $458.7 million from $335.9 million.
Key measures of credit quality remained very favorable during the fourth quarter of 2005. For the year, the Company realized a $199,000 net recovery of loans previously charged off compared to net charge offs of $717,000 in 2004. Non-accrual loans were $5.7 million, or 0.27 percent of loans, at year-end 2005, compared to $5.9 million, or 0.37 percent of loans, at year-end 2004. Loans 90 days past due and still accruing were $2.8 million at year-end 2005 and included $2.5 million in premium finance loans, compared to $209,000 for 2004. The premium finance loans are secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take up to 180 days from the cancellation date. Due to the experience in loan recoveries and other factors considered in the methodology for assessing the adequacy of the allowance for possible loan losses, the Company did not record a provision for possible loan losses in any quarter of 2005. Reserve coverage of losses, non-performing assets and classified loans remains strong. In management’s opinion, the reserve is sufficient to cover all reasonably expected losses in the portfolio and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the fourth quarter of 2005 increased $2.3 million, or 62 percent, to $6.0 million from $3.7 million in the fourth quarter of 2004. The increase is primarily related to a $1.0 million increase in gains on sale of mortgage loans to $2.1 million from $1.1 million. Insurance commission income increased $532,000 due to increased focus on the insurance business.
Non-interest expense for the fourth quarter of 2005 increased $6.8 million or 43 percent, to $22.7 million from $15.9 million in the fourth quarter of 2004. The increase is primarily related to a $4.1 million increase in salaries and employee benefits to $13.9 million from $9.8 million. The increase in salaries and employee benefits resulted from an increase in the total number of employees related to general business growth, additional staffing for the Houston office, addition of the premium finance business, the continued expansion of the residential mortgage lending division, increased focus on the insurance business and increased incentive compensation reflective of the Company’s performance.
ABOUT TEXAS CAPITAL BANK
Texas Capital Bancshares (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2005	2005	2005	2005	2004
CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$49,195	$45,146	$39,167	$34,187	$32,529
Interest expense	20,734	18,188	14,683	12,519	11,069

Net interest income	28,461	26,958	24,484	21,668	21,460
Provision for loan losses	—	—	—	—	200

Net interest income after provision for loan losses	28,461	26,958	24,484	21,668	21,260
Non-interest income	5,986	5,790	4,694	4,179	3,738
Non-interest expense	22,736	21,249	19,190	17,854	15,917

Income before income taxes	11,711	11,499	9,988	7,993	9,081
Income tax expense	3,966	3,915	3,401	2,717	3,054

Net income	$7,745	$7,584	$6,587	$5,276	$6,027

Diluted EPS	$.29	$.28	$.25	$.20	$.23
Diluted shares	26,736,858	26,676,335	26,543,191	26,622,813	26,457,466

CONSOLIDATED BALANCE SHEET DATA
Total assets	$3,042,235	$2,932,662	$2,818,039	$2,636,920	$2,611,163
Loans held for investment	2,075,961	1,935,818	1,805,630	1,676,799	1,564,578
Loans held for sale	111,178	118,929	120,708	70,672	119,537
Securities	630,482	674,792	725,554	754,154	804,544
Demand deposits	512,294	457,333	475,516	405,162	397,629
Total deposits	2,495,179	2,312,345	1,971,005	1,981,701	1,789,887
Other borrowings	265,721	366,501	610,254	431,682	594,991
Long-term debt	46,404	20,620	20,620	20,620	20,620
Stockholders’ equity	215,523	212,318	205,880	194,511	195,275
End of period shares	25,771,718	25,672,369	25,616,829	25,557,896	25,461,602
Book value (excluding securities gains/losses)	$8.68	$8.36	$8.06	$7.79	$7.57

SELECTED FINANCIAL RATIOS
Net interest margin	4.13%	3.97%	3.88%	3.61%	3.58%
Return on average assets	1.04%	1.04%	.97%	.82%	.94%
Return on average equity	14.53%	14.41%	13.14%	10.89%	12.50%
Non-interest expense to earning assets	3.28%	3.10%	3.01%	2.94%	2.63%
Efficiency ratio	66.0%	64.9%	65.8%	69.1%	63.2%
Tier 1 capital ratio	10.1%	9.5%	9.9%	10.4%	10.7%
Total capital ratio	10.8%	10.3%	10.7%	11.3%	11.7%
Tier 1 leverage ratio	8.7%	7.8%	8.1%	8.3%	8.3%

ASSET QUALITY SUMMARY
Net charge-offs (recoveries)	$11	$(134)	$(59)	$(17)	$233
Net charge-offs (recoveries) to average loans(1)	.00%	(.03)%	(.01)%	(.00)%	.06%
Non-accrual loans	$5,657	$1,353	$5,718	$6,047	$5,850
Loans past due (90 days)	$2,795	$941	$—	$18	$209
Non-accrual loans to loans(1)	.27%	.07%	.32%	.36%	.37%
Loans past due 90 days to loans(1)	.13%	.05%	.00%	.00%	.01%
Non-performing loans to loans(1)	.41%	.12%	.32%	.36%	.39%
Reserve to loans(1)	.91%	.98%	1.04%	1.12%	1.20%

(1)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	December 31,	December 31,	%
	2005	2004	Change
Assets
Cash and due from banks	$137,840	$78,490	76%
Securities, available-for-sale	630,482	804,544	(22)%
Loans held for sale	111,178	119,537	(7)%
Loans held for investment (net of unearned income of $8,869 and $3,799 at December 31, 2005 and 2004, respectively)	2,075,961	1,564,578	33%
Less: Allowance for loan losses	18,897	18,698	1%

Loans held for investment, net	2,057,064	1,545,880	33%
Premises and equipment, net	21,632	4,518	379%
Accrued interest receivable and other assets	71,527	56,698	26%
Goodwill and intangibles, net	12,512	1,496	736%

Total assets	$3,042,235	$2,611,163	17%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$512,294	$397,629	29%
Interest bearing	1,436,111	1,234,283	16%
Interest bearing in foreign branches	546,774	157,975	246%

Total deposits	2,495,179	1,789,887	39%

Accrued interest payable	4,778	3,511	36%
Other liabilities	14,630	6,879	113%
Federal funds purchased	103,497	113,478	(9)%
Repurchase agreements	108,357	478,204	(77)%
Other borrowings	53,867	3,309	1528%
Long-term debt	46,404	20,620	125%

Total liabilities	2,826,712	2,415,888	17%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000 Issued shares — 25,771,718 and 25,461,602 at December 31, 2005 and 2004, respectively	258	255
Additional paid-in capital	176,131	172,380
Retained earnings	47,239	20,047
Treasury stock (shares at cost: 84,274 at December 31, 2005 and 2004)	(573)	(573)
Deferred compensation	573	573
Accumulated other comprehensive income (loss), net	(8,105)	2,593

Total stockholders’ equity	215,523	195,275	10%

Total liabilities and stockholders’ equity	$3,042,235	$2,611,163	17%

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2005	2004	2005	2004
Interest income
Interest and fees on loans	$41,915	$23,941	$136,225	$78,600
Securities	7,087	8,567	30,712	32,200
Federal funds sold	183	17	611	65
Deposits in other banks	10	4	147	13

Total interest income	49,195	32,529	167,695	110,878
Interest expense
Deposits	16,991	7,315	50,028	23,237
Federal funds purchased	1,159	740	4,383	1,791
Repurchase agreements	1,727	2,631	8,978	9,538
Other borrowings	68	80	877	474
Long-term debt	789	303	1,858	1,096

Total interest expense	20,734	11,069	66,124	36,136

Net interest income	28,461	21,460	101,571	74,742
Provision for loan losses	—	200	—	1,688

Net interest income after provision for loan losses	28,461	21,260	101,571	73,054
Non-interest income
Service charges on deposit accounts	833	797	3,223	3,370
Trust fee income	760	559	2,739	1,932
Cash processing fees	—	—	—	587
Bank owned life insurance (BOLI) income	290	292	1,136	1,288
Brokered loan fees	178	243	1,759	996
Gain on sale of mortgage loans	2,118	1,145	7,992	3,420
Insurance commissions	648	116	1,047	444
Other	1,159	586	2,753	1,595

Total non-interest income	5,986	3,738	20,649	13,632
Non-interest expense
Salaries and employee benefits	13,874	9,786	50,726	34,794
Net occupancy expense	2,025	1,577	7,520	5,695
Marketing	894	837	3,336	2,609
Legal and professional	1,783	814	5,166	3,141
Communications and data processing	673	540	2,900	3,158
Franchise taxes	134	41	273	246
Other	3,353	2,322	11,108	7,697

Total non-interest expense	22,736	15,917	81,029	57,340

Income before income taxes	11,711	9,081	41,191	29,346
Income tax expense	3,966	3,054	13,999	9,786

Net income	$7,745	$6,027	$27,192	$19,560

Earnings per share:
Basic	$.30	$.24	$1.06	$.77
Diluted	$.29	$.23	$1.02	$.75

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	4th Quarter		3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2005		2005	2005	2005	2004
Beginning balance	$18,908		$18,774	$18,715	$18,698	$18,731
Loans charged-off:
Commercial	60		14	70	266	258
Real estate	—		—	28	—	—
Consumer	8		32	52	1	16
Leases	6		—	2	58	115

Total	74		46	152	325	389
Recoveries:
Commercial	3		115	171	282	6
Leases	60		65	40	60	150

Total recoveries	63		180	211	342	156

Net charge-offs (recoveries)	11		(134)	(59)	(17)	233
Provision for loan losses	—		—	—	—	200

Ending balance	$18,897		$18,908	$18,774	$18,715	$18,698

Reserve to loans held for investment (2)	.91%		.98%	1.04%	1.12%	1.20%
Reserve to average loans held for investment (2)	.94%		1.00%	1.07%	1.18%	1.23%
Net charge-offs (recoveries) to average loans (1)(2)	.00%		(.03)%	(.01)%	(.00)%	.06%
Provision for loan losses to average loans (1)(2)	—		—	—	—	.05%
Recoveries to gross charge-offs	85.14%		391.3%	138.8%	105.2%	40.1%
Reserve as a multiple of net charge-offs	1,717.9	x	N/M	N/M	N/M	80.2	x

Non-performing loans:
Loans past due (90 days) (3)	$2,795		$941	$—	$18	$209
Non-accrual	5,657		1,353	5,718	6,047	5,850

Total	$8,452		$2,294	$5,718	$6,065	$6,059

Reserve as a percent of non-performing loans	2.2x		8.2x	3.3x	3.1x	3.1x
Reserve as a percent of non-accrual loans	3.3x		14.0x	3.3x	3.1x	3.2x

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At December 31, 2005, loans past due 90 days and still accruing includes premium finance loans of $2.528 million (90.4% of total). These loans are secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take up to 180 days from the cancellation date.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in thousands)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2005	2005	2005	2005	2004
Interest income
Interest and fees on loans	$41,915	$37,363	$31,255	$25,692	$23,941
Securities	7,087	7,442	7,887	8,296	8,567
Federal funds sold	183	334	14	80	17
Deposits in other banks	10	7	11	119	4

Total interest income	49,195	45,146	39,167	34,187	32,529
Interest expense
Deposits	16,991	13,658	10,446	8,933	7,315
Federal funds purchased	1,159	989	1,374	861	740
Repurchase agreements	1,727	2,706	2,151	2,394	2,631
Other borrowings	68	451	354	4	80
Long-term debt	789	384	358	327	303

Total interest expense	20,734	18,188	14,683	12,519	11,069

Net interest income	28,461	26,958	24,484	21,668	21,460
Provision for loan losses	—	—	—	—	200

Net interest income after provision for loan losses	28,461	26,958	24,484	21,668	21,260
Non-interest income
Service charges on deposit accounts	833	816	793	781	797
Trust fee income	760	778	615	586	559
Bank owned life insurance (BOLI) income	290	267	291	288	292
Brokered loan fees	178	962	400	219	243
Gain on sale of mortgage loans	2,118	2,198	1,911	1,765	1,145
Insurance commissions	648	114	172	113	116
Other	1,159	655	512	427	586

Total non-interest income	5,986	5,790	4,694	4,179	3,738
Non-interest expense
Salaries and employee benefits	13,874	13,465	11,858	11,529	9,786
Net occupancy expense	2,025	1,937	1,875	1,683	1,577
Marketing	894	821	922	699	837
Legal and professional	1,783	1,183	1,103	1,097	814
Communications and data processing	673	658	914	655	540
Franchise taxes	134	49	45	45	41
Other	3,353	3,136	2,473	2,146	2,322

Total non-interest expense	22,736	21,249	19,190	17,854	15,917

Income before income taxes	11,711	11,499	9,988	7,993	9,081
Income tax expense	3,966	3,915	3,401	2,717	3,054

Net income	$7,745	$7,584	$6,587	$5,276	$6,027

QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	4th Quarter 2005			3rd Quarter 2005			2nd Quarter 2005			1st Quarter 2005			4th Quarter 2004
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Average	Average	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)(2)	Rate	Balance	Expense(1)(2)	Rate	Balance	Balance	Balance	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate
Assets
Securities — Taxable	$598,280	$6,653	4.41%	$643,319	$7,007	4.32%	$685,058	$7,451	4.36%	$729,907	$7,861	4.37%	$765,943	$8,168	4.24%
Securities — Non-taxable	48,655	668	5.45%	48,675	669	5.45%	48,694	671	5.53%	48,715	669	5.57%	44,907	614	5.44%
Federal funds sold	18,553	183	3.91%	37,532	334	3.53%	1,980	14	2.84%	12,377	80	2.62%	3,159	17	2.14%
Deposits in other banks	980	10	4.05%	895	7	3.10%	1,736	11	2.54%	17,858	119	2.70%	773	4	2.06%
Loans held for sale (3)	99,882	3,521	13.99%	121,181	3,650	11.95%	84,497	2,897	13.75%	81,956	2,281	11.29%	94,510	2,191	9.22%
Loans held for investment	2,006,132	38,394	7.59%	1,884,161	33,713	7.10%	1,755,311	28,358	6.48%	1,590,207	23,411	5.97%	1,516,672	21,750	5.71%
Less reserve for loan losses	18,924	—	—	18,882	—	—	18,753	—	—	18,930	—	—	18,870	—	—

Loans, net of reserve	2,087,090	41,915	7.97%	1,986,460	37,363	7.46%	1,821,055	31,255	6.88%	1,653,233	25,692	6.30%	1,592,312	23,941	5.98%

Total earning assets	2,753,558	49,429	7.12%	2,716,881	45,380	6.63%	2,558,523	39,402	6.18%	2,462,090	34,421	5.67%	2,407,094	32,744	5.41%
Cash and other assets	188,998			175,986			162,835			148,557			137,702

Total assets	$2,942,556			$2,892,867			$2,721,358			$2,610,647			$2,544,796

Liabilities and Stockholders’ Equity
Transaction deposits	$108,245	$282	1.03%	$107,398	$271	1.00%	$111,029	$272	0.98%	$107,162	$255	0.97%	$104,621	$230	0.87%
Savings deposits	691,575	5,800	3.33%	628,019	4,442	2.81%	654,519	3,906	2.39%	613,391	3,147	2.08%	587,020	2,548	1.73%
Time deposits	1,082,721	10,909	4.00%	987,731	8,945	3.59%	782,643	6,268	3.21%	765,497	5,531	2.93%	658,447	4,537	2.74%

Total interest bearing deposits	1,882,541	16,991	3.58%	1,723,148	13,658	3.14%	1,548,191	10,446	2.71%	1,486,050	8,933	2.44%	1,350,088	7,315	2.16%
Other borrowings	325,350	2,954	3.60%	504,700	4,146	3.26%	545,896	3,879	2.85%	534,773	3,259	2.47%	635,552	3,451	2.16%
Long-term debt	44,722	789	7.00%	20,620	384	7.39%	20,620	358	6.96%	20,620	327	6.43%	20,620	303	5.85%

Total interest bearing liabilities	2,252,613	20,734	3.65%	2,248,468	18,188	3.21%	2,114,707	14,683	2.78%	2,041,443	12,519	2.49%	2,006,260	11,069	2.19%
Demand deposits	458,743			420,288			397,266			363,398			335,914
Other liabilities	19,702			15,265			8,370			9,241			10,732
Stockholders’ equity	211,498			208,846			201,015			196,565			191,890

Total liabilities and stockholders’ equity	$2,942,556			$2,892,867			$2,721,358			$2,610,647			$2,544,796

Net interest income		$28,695			$27,192			$24,719			$21,902			$21,675
Net interest margin			4.13%			3.97%			3.88%			3.61%			3.58%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.

(3)	Revenue includes origination fees and other loan fees for our residential mortgage loans that are earned when the loan is sold. This increases our overall yield on these loans since most of the mortgage loans are on our books for less than 30 days.